Axalta Coating Systems Q2 2017 FINANCIAL RESULTS August 3, 2017 Exhibit 99.2

AXALTA COATING SYSTEMS Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2017 financial projections, including execution on our 2017 goals as well as 2017 net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, raw material cost increases, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Adjusted Net Income shows the adjusted value of Net Income attributable to controlling interests after removing the items that are determined by management to be unusual or nonrecurring in nature or items that we do not consider indicative of our ongoing operating performance. Our use of the terms net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net sales, net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. 2 Legal Notices

AXALTA COATING SYSTEMS Q2 2017 Highlights  Q2 financial results  Net sales of $1,088.5 million – driven primarily by 6.5% acquisition contribution  Net loss attributable to Axalta of $20.8 million versus $50.7 million of income in Q2 2016, driven by Venezuela deconsolidation and M&A transaction and integration costs  Adjusted net income attributable to Axalta of $75.4 million versus $83.7 million in Q2 2016  Adjusted EBITDA of $227.2 million versus $251.1 million in Q2 2016  Operating & innovation progress highlights  Opened Asia Pacific Technology Center in Shanghai; opened new training centers in North Carolina and Dubai; opened new India headquarters  Honored with Supplier of the Year award from GM and supplier award from Honda in Brazil  Key new Industrial product introductions within our Colar®, Alesta®, and Durapon 70™ brands to extend product reach in new markets  Balance sheet & cash flow progress  Free Cash Flow generation: $73.7 million versus $174.8 million last year  Upsized and refinanced USD Term Loans to finance Q2 2017 acquisitions and reduce cost of debt while extending maturities  Capital deployment & M&A activity  Closed on three acquisitions including the North American Industrial Wood Coatings business from Valspar and Spencer Coatings Group in the U.K.  Initiated share repurchase program by purchasing $8.3 million of shares 3

AXALTA COATING SYSTEMS 4 Key Goals & Priorities For 2017 Outgrow our End-markets Drive Superior Customer Service & Innovation Maintain Active Operating Cost Discipline Execute on Structural Savings with Productivity Programs • New product introductions, broader global market penetration, benefit from consolidation in key end-markets and regions • Begin rollout of global operating model, complexity reduction, active cyclical cost discipline, and footprint optimization • Complete our programs for $200 million total savings (run-rate by end of 2017) Disciplined Capital Allocation • Five deals completed to date providing over $300 million incremental net sales (annualized) • Authorized and executed share buybacks provide incremental value creation optionality Continue Free Cash Flow and Balance Sheet Focus • Focus on FCF and effective capital allocation while maintaining our balance sheet discipline Stated Objective Results Expected • Maintain focus on customer productivity; offer a broad and deep product selection as differentiator Status

AXALTA COATING SYSTEMS Q2 Consolidated Results Financial Performance Commentary Net Sales Variance $1,064 Price Acq. Q2 2017 $1,089 FXQ2 2016 Volume 5 Net sales led by acquisition growth  Net sales pressured by lower volumes in Latin America Refinish and EMEA Light Vehicle, partly offset by solid growth in Industrial and Commercial Vehicle end- markets  Pricing concessions in Light Vehicle and unfavorable price and product mix in Performance Coatings drove lower net sales in North America and EMEA  1.5% unfavorable currency impact shows moderating impact versus prior two years (0.3%) (2.4%) (1.5%) +6.5% +2.3% ($ in millions) 2017 2016 Incl. F/X Excl. F/X Performance 663 631 5.1% 6.9% Transportation 426 433 (1.7%) (0.7%) Net Sales 1,089 1,064 2.3% 3.8% Net Income (Loss) (1) (21) 51 Adjusted EBITDA 227 251 (9.5%) (1) Represents Net Income (Loss) attributable to controlling interests Q2 % Change

AXALTA COATING SYSTEMS Q2 Performance Coatings Results Financial Performance Commentary Net Sales Variance 6 Strong net sales growth led by Industrial M&A contribution  Solid Industrial organic volume growth across all regions; Refinish volumes constrained by Latin America weakness  10.0% growth from acquisitions, driven primarily by Dura Coat and the wood coatings business for one month  Refinish North America impacted by unfavorable net price driven by customer specific elements  1.8% unfavorable currency impact from the Euro and Renminbi Adjusted EBITDA margin lower  Margin impacted by lower organic volume, unfavorable pricing, raw material headwinds, modest currency impact, offset by modest early acquisition contribution $663 $631 Q2 2017Acq.PriceVolume FXQ2 2016 (1.9%) (1.2%) (1.8%) +5.1%+10.0% Q2 ($ in millions) 2017 2016 Incl. F/X Excl. F/X Refinish 421 447 (5.8%) (4.3%) Industrial 242 183 31.9% 34.4% Net Sales 663 631 5.1% 6.9% Adjusted EBITDA 147 156 (5.8%) % margin 22.1% 24.7% % Change

AXALTA COATING SYSTEMS Q2 Transportation Coatings Results Financial Performance Commentary Net Sales Variance 7 Net sales led by Commercial Vehicle  Solid Light Vehicle volume growth in Asia Pacific as well as Latin America, while EMEA slightly weaker; Commercial Vehicle growth led by North America and Asia Pacific  Impact from lower average pricing for select customers in Light Vehicle globally  1.0% unfavorable currency impact largely from the Renminbi and Euro Adjusted EBITDA margin lower  Margin impact from lower average selling prices and moderate increases in operating costs, partially offset by organic volume growth $426 $433 Q2 2016 Q2 2017FX Acq.PriceVolume +2.0% (4.1%) (1.0%) +1.4% (1.7%) ($ in millions) 2017 2016 Incl. F/X Excl. F/X Light Vehicle 334 344 (2.9%) (2.1%) Commercial Vehicle 91 89 3.0% 4.3% Net Sales 426 433 (1.7%) (0.7%) Adjusted EBITDA 80 95 (15.6%) % margin 18.9% 22.0% Q2 % Change

AXALTA COATING SYSTEMS Debt and Liquidity Summary Capitalization 8 Comments  Upsized and modified USD Term Loan to finance the acquisition of Valspar’s North American Industrial Wood Coatings business and Spencer Coatings Group and to take advantage of favorable market conditions  Reduced LIBOR spread by 50 basis points; maturity extended by one year  Leverage ratio increased due to incremental borrowing for acquisitions and higher Euro denominated balances from stronger Euro  Leverage ratio reflects only one month contribution of recent acquisitions in LTM Adjusted EBITDA (1) Assumes exchange rate of $1.142 USD/Euro (2) Total Net Debt = Total Debt minus Cash and Cash Equivalents (3) Total Net Leverage = Total Net Debt / LTM Adjusted EBITDA ($ in millions) @ 6/30/2017 Maturity Cash and Cash Equivalents $482 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,977 2024 First Lien Term Loan (EUR)(1) 451 2023 Total Senior Secured Debt $2,428 Senior Unsecured Notes (USD) 490 2024 Senior Unsecured Notes (EUR)(1) 377 2024 Senior Unsecured Notes (EUR)(1) 505 2025 Capital Leases 46 Other Borrowings 13 Total Debt $3,859 Total Net Debt(2) $3,377 LTM Adjusted EBITDA $885 Total Net Leverage (3) 3.8x

Full Year 2017 Guidance

($ millions)	Original	Revised
Net Sales	1-3%	7-8%
Net Sales, ex FX	4-6%	8-9%
Adjusted EBITDA	$930-980	$940-970
Interest Expense	~$150	~$150
Tax Rate, As Adjusted	22-24%	22-24%
Free Cash Flow Cash flow from operations less capex	$440-480	$440-480
Capex	~$160	~$130
D&A	$335	$350
Diluted Shares (millions)(1)	246-249	246-249

Comments on Revised Guidance

- Net sales growth includes incremental M&A contribution of 6-7% from completed acquisitions
- Headwinds to margins from input cost inflation, certain pricing and customer mix changes, and foreign currency
- Tax rate, as adjusted, benefits from full year effect of actions completed in mid-2016
- Free cash flow expectation imbeds assumed core working capital improvement year-over-year, with acquisitions offsetting lower organic Adjusted EBITDA
- Interest expense savings from refinancing offset by incremental borrowings to fund recent acquisitions
- D&A increased somewhat from acquisitions

(1) Reflects adoption of ASU 2016-09, which contributed 1.7 million shares of dilution

AXALTA COATING SYSTEMS

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Appendix

AXALTA COATING SYSTEMS Full Year 2017 Assumptions  Global GDP growth of approximately 3.0%  Global industrial production growth of approximately 2.9%  Global auto build growth of approximately 1.9%  Headwinds from supply constrictions in some raw material categories i.e. Monomers, Polyester Resins and TiO2 more pronounced than inflation related to Oil Currency 2016 % Axalta Net Sales 2016 Average Rate 2017 Average Rate Assumption USD % Impact of F/X Rate Change US$ per Euro ~28% 1.11 1.10 (0.9%) Chinese Yuan per US$ ~13% 6.65 6.89 (3.5%) Brazilian Real per US$ ~3% 3.49 3.29 5.9% Mexican Peso per US$ ~2% 18.68 19.61 (4.7%) US$ per British Pound ~2% 1.36 1.26 (6.7%) Russian Ruble per US$ ~1% 67.03 58.48 14.6% Turkish Lira per US$ ~1% 3.02 3.62 (16.4%) Other ~50% N/A N/A (0.2%) Currency AssumptionsMacroeconomic Assumptions 11

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 12 ($ in millions) FY 2016 Q1 2016 Q2 2016 Q1 2017 Q2 2017 LTM 6/30/2017 Net Income (loss) $45 $33 $52 $66 (19) $7 Interest Expense, net 178 50 48 36 36 152 Provision for Income Taxes 38 14 17 10 10 27 Depreciation & Amortization 322 76 79 82 84 333 Reported EBITDA $583 $173 $195 $194 $111 $520 A Debt extinguishment and refinancing related costs 98 - 2 - 12 108 B Foreign exchange remeasurement (gains) losses 31 8 18 (1) 6 10 C Long-term employee benefit plan adjustments 2 1 1 - - - D Termination benefits and other employee related costs 62 2 7 1 - 54 E Consulting and advisory fees 10 3 3 - - 4 F Transition-related costs - - - - 4 4 G Offering and transactional costs 6 - 1 (1) 7 11 H Stock-based compensation 41 10 11 10 11 41 I Other adjustments 5 2 2 - 3 4 J Dividends in respect of noncontrolling interest (3) (2) - - (1) (2) K Deconsolidation impacts and impairments 68 - 11 - 74 131 Total Adjustments $319 $24 $56 $9 $116 $364 Adjusted EBITDA $902 $196 $251 $203 $227 $885

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) 13 A. During the year ended December 31, 2016 we amended our Credit Agreement and refinanced our indebtedness, resulting in losses of $88 million, and prepaid principal on our term loans, resulting in non-cash extinguishment losses of $10 million. In 2Q 2016, we prepaid $100 million of the outstanding principal on the 2023 Dollar Term Loans and recorded a non-cash loss on extinguishment of $2 million. In connection with the refinancing of our Dollar Term Loans during 2Q 2017, we recorded losses of $12 million. We do not consider these to be indicative of our ongoing operating performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. C. Eliminates the non-cash, non-service cost components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits and other employee-related costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents integration costs related to the acquisition of the Industrial Wood business that was a carve-out business from Valspar. These amounts are not considered indicative of our ongoing operating performance. G. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as costs associated with the 2016 secondary offerings of our common shares by Carlyle, both of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation. I. Represents costs for certain non-operational or non-cash (gains) and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. As a result of currency devaluations in Venezuela, during the year ended December 31, 2016, we recorded non-cash impairment charges relating to a real estate investment for $11 million and long-lived assets for $58 million. In conjunction with the deconsolidation of our Venezuelan subsidiary during 2Q 2017, we recorded a loss on deconsolidation of $71 million. In addition, during 2Q 2017, we recorded non-cash impairment charges related to a manufacturing facility previously announced for closure of $3 million. We do not consider these to be indicative of our ongoing operating performance.

AXALTA COATING SYSTEMS Adjusted Net Income Reconciliation Note: Numbers might not foot due to rounding. 14 ($ in millions) Q2 2016 Q2 2017 Net Income (loss) $52 (19) Less: Net income attributable to noncontrolling interests 2 2 Net income (loss) attributable to controlling interests 51 (21) A Debt extinguishment and refinancing related costs 2 12 B Foreign exchange remeasurement losses 18 6 C Termination benefits and other employee related costs 7 - D Consulting and advisory fees 3 - E Transition-related costs - 4 F Offering and transactional costs 1 7 G Deconsolidation impacts and impairments 11 77 H Other - 3 Total adjustments $42 $108 I Income tax impacts $9 $12 Adjusted net income $84 $75

AXALTA COATING SYSTEMS Adjusted Net Income Reconciliation (cont’d) 15 A. In 2Q 2016, we prepaid $100 million of the outstanding principal on the 2023 Dollar Term Loans and recorded a non-cash loss on extinguishment of $2 million. In connection with the refinancing of our Dollar Term Loans during 2Q 2017, we recorded losses of $12 million. We do not consider these to be indicative of our ongoing operating performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. C. Represents expenses primarily related to employee termination benefits and other employee-related costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. D. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents integration costs related to the acquisition of the Industrial Wood business that was a carve-out business from Valspar. These amounts are not considered indicative of our ongoing operating performance. F. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as costs associated with the 2016 secondary offerings of our common shares by Carlyle, both of which are not considered indicative of our ongoing operating performance. G. As a result of currency devaluations in Venezuela, during 2Q 2016, we recorded a non-cash impairment charges relating to a real estate investment for $11 million. In conjunction with the deconsolidation of our Venezuelan subsidiary during 2Q 2017, we recorded a loss on deconsolidation of $71 million. During 2Q 2017, we recorded non-cash impairment charges related to a manufacturing facility previously announced for closure of $3 mill ion and an abandoned in- process research and development asset of $1 million. In connection with the manufacturing facilities announced for closure, we recorded accelerated depreciation of $2 million during 2Q 2017. We do not consider these to be indicative of our ongoing operating performance. H. Represents costs for non-cash fair value inventory adjustments associated with our business combinations, which we do not consider indicative of ongoing operations. I. The income tax impacts are determined using the applicable rates in the taxing jurisdictions in which expense or income occurred and includes both current and deferred income tax expense (benefit) based on the nature of the non-GAAP performance measure. Additionally, there were no discrete items removed from our income tax expense for the 2Q 2017 and 2Q 2016.

Thank you Investor Relations Contact: Chris Mecray Christopher.Mecray@axaltacs.com 215-255-7970